SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2004

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-31909 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)

Victoria Hall
11 Victoria Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code:  (441) 295-8201

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On August 24, 2004, Aspen Insurance Holdings Limited issued a press release relating to its estimated exposure as a result of Hurricane Charley, which has been attached as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(c)    The following exhibit is furnished as part of this report:

99.1    Press Release of the Registrant, dated August 24, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)
Dated: August 24, 2004	By: /s/ Julian Cusack
Name: Julian Cusack
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of the Registrant dated August 24, 2004.